Four Corners Property Trust NYSE: FCPT Exhibit 99.1

Forward Looking Statements and Disclaimers Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from the Company’s expectations are included in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2016. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fourcornerspropertytrust.com.

Senior Management Team William Lenehan President and CEO Gerald Morgan CFO Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc. Private investor in net lease retail real estate Member of the Board of Directors of Macy’s, Inc. Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc. Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX Ten years at Farallon Capital Management B.A. from the Claremont McKenna College Former CFO of Amstar Advisers, served on Amstar’s Executive and Investment Committees Former Managing Director of Financial Strategy & Planning at Prologis, Inc. Former President and CFO of American Residential Communities Served as a Senior Officer with Archstone prior to the company’s sale B.S. in Mechanical Engineering and MBA from Stanford University James Brat General Counsel Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998 B.A. from Macalester College Juris Doctorate from the UCLA School of Law

Well-located high-quality assets, diversified by geography and brand KEY INVESTMENT Highlights Long-term, triple-net lease structure provides stable cash flow with embedded rent growth Investment grade tenant with best in class EBITDAR coverage and appropriate rents Strong balance sheet with low leverage and capacity to support growth and diversification strategy Highly regarded leadership with extensive retail net lease and public REIT experience Significant external growth potential in fragmented restaurant real estate sector 2016 announced annual dividend of $0.97 per share, a CAD payout of ~80%

Asset selection Darden performed an extensive asset selection process to determine which properties were ultimately transferred to FCPT Select filtering criteria included: Operating below a minimum EBITDAR margin threshold Identified as Darden locations that may be relocated New restaurants without long-term performance data Asset Selection Fully Leased (260) Sold individually over a few months Average cap rate of 5.4% with a range of 4.5% to 6.0% 1.0% annual rent growth vs.1.5% for FCPT Not guaranteed by Darden Corporate headquarters sold separately

Geographic diversification Seasons 52 (2) Olive Garden (300) LongHorn Steakhouse (104) (1) Bahama Breeze (11) Wildfish Seafood Grille (1) ___________________________ Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which are operated by a taxable REIT subsidiary (“TRS”). Source: Darden Restaurants management; Ranked by population. 418 Properties (1) 44 States 5 Brands 3.3mm sq ft Locations in 41 of the top 50 MSAs (2) in the U.S.

Olive Garden
LongHorn
Seasons 52
Bahama Breeze Island Grille

PORTFOLIO DIVERSIFICATION

Four Corners' portfolio is diversified by brand and region across the United States

Average rent PSF (by brand) (1)



$40
$35
$30
$25
$20
$15
$10
$5
$0
$38
$38
$37
$32
$27
Bahama Breeze
Seasons 52
wildfish Seafood Grille
LongHorn Steakhouse
Olive Garden
Average annual rent / unit
$406k
$349k
$318k
$180k
$234k

Rental Revenue by Brand (1)



Seasons 52
0.7%
wildfish
0.3%
Bahama Breeze
4.7%
LongHorn Steakhouse
19.9%
Olive Garden
74.3%

Total Rental Revenue: $94.4mm

Average rent PSF (by region) (1)(2)



$35
$30
$25
$20
$15
$10
$5
$0
$31
$31
$30
$28
$25
West
Southeast
Northeast
South
Midwest
Average annual rent / unit
$269k
$226k
$231k
$238k
$203k

Rental Revenue by Geography (1)



FL 14%
TX 12%
GA 8%
OH 7%
Other 59%

Total Rental Revenue: $94.4mm

1. Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which will be operated by a taxable REIT subsidiary ("TRS") after FCPT becomes a REIT.
2. West includes AK, AZ, CA, CO, HI, ID, MT, NV, NM, OR, UT, WA, WY; Southeast includes AL, FL, GA, KY, MS, NC, SC, WV, VA, TN; Northeast includes VT, RI, PA, NY, NJ, NH, MA, MD, ME, DC, DE, CT; South includes AR, LA, OK, TX; Midwest includes IL, IN, IA, KS, MI, MN, MO, OH, NE, ND, SD, WI.

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FOUR CORNERS PROPERTY TRUST

Portfolio OPERATING PERFORMANCE EBITDAR Coverage (1) Average Unit Volumes (2) (In thousands) Four Corners Avg: 4.2x Four Corners Avg: $4,397 Four Corners’ portfolio is comprised of high-quality restaurant properties that demonstrate strong operating performance Peer Avg: 2.7x (1) ___________________________ 1.Peer average includes Agree Realty Corporation (ADC), National Retail Properties (NNN), Realty Income (O), Spirit Realty Capital (SRC) and Store Capital (STOR). 2.Source: National Restaurant News Top 100; Note: Includes major casual dining peers with 200 units or above other than Darden concepts; comprised of Texas Roadhouse, PF Chang, Red Lobster, TGI Friday, Cracker Barrel, Outback Steakhouse, Buffalo Wild Wing, California Pizza Kitchen, Carrabba’s Italian Grill, Red Robin, Chili’s Grill & Bar, Logan’s Roadhouse, Applebee’s, O’Charley’s, Bob Evans, and Ruby Tuesday. Major Casual Dining Avg: $3,009 (2)

Historical EBITDAR Rent coverage Rent Coverage – Portfolio Average (1) (2) Rent Coverage – Fourth Quartile (1) (2) Average: 4.8x Average: 3.2x Memo: Total properties 257 267 277 359 367 376 393 406 414 418 ___________________________ Source: Management provided information. 1.Weighted by rent. 2.Backward-looking rent assumes 1.5% annual escalator. Four Corners’ properties have proven to be resilient and performed well through various market cycles

= $98k median household income and ~63,000 average population Compelling Demographics Four Corners has well-located properties with superior demographics; two important indicators of asset quality Average Population and Household Income (Three-Mile Radius) ___________________________ Source: Green Street Advisors. Note: Peer average includes National Retail Properties (NNN), Realty Income (O), Spirit Realty Capital (SRC) and Store Capital (STOR). +6% +12%

Darden: Investment Grade with strong financial performance Darden is rated Ba1/BBB-/BBB- (Moody’s/S&P/Fitch), representing an investment grade tenant profile Following the spin-off, Darden only has $450mm of debt outstanding and no debt maturing until 2035 Recent strategic initiatives have driven strong operating and financial performance at Darden, enhancing its tenant appeal 18% of U.S. adults visited an Olive Garden in the last six months according to Morgan Stanley Research Segment Profitability (2) Profit $140.5 $157.1 $42.8 $54.8 $21.1 $22.4 $23.0 $32.3 Margin 15.9% 17.6% 12.4% 15.0% 17.5% 18.2% 10.9% 14.2% Growth 11.8% 28.0% 6.2% 40.4% ___________________________ Source: Company filings as of 11/29/2015. Note: Yard House and Capital Grill properties will not be part of the initial spin-off of Four Corners Property Trust. Same-restaurant sales for Olive Garden and LongHorn Steakhouse on a comparable calendar basis were 2.8% and 3.6%, respectively. Segment profitability is defined as sales less restaurant and marketing expenses. Positive Sales Growth and Profit Growth Across All Segments (FY 15 Q2 vs. FY 16 Q2) 1.2% 5.6% 2.4% 8.1% Fine Dining Other (1) (1)

Summary Lease Terms and Structure Average Initial Term: ~15 years, none less than 12 Initial annual cash rent: $94,388,553 Structure: Individual property triple-net leases: Tenant responsible for repair and maintenance costs, property tax, insurance and restoration Form of lease included as exhibit in Four Corners 10-K Duration of Renewal Options: Typically five years; however, duration varies by property based on initial lease term (1) Number of Renewal Options: No more than five Annual Rent Escalation: 1.5%, every December 1st starting 12/1/2016, plus a FMV adjustment at the start of the fourth and fifth renewal options (if applicable) Financial Performance Reporting: Tenant required to report sales per property on a go forward basis Summary of Key Terms ___________________________ 34 year max lease term in CA; 29 year max lease term in PA.

Lease Maturity Schedule 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Weighted average lease term of ~15 years Lease Maturity Schedule (% of Rental Revenue) Lease Term: (Years) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% ___________________________ Note: Excludes renewal options. 0.0%

Positioning Relative to Net Lease Peers Four Corners compares favorably to its retail net lease REIT peer group ___________________________ Source: Company filings as of 09/30/2015. STOR and VER EBITDAR coverage represents a unit’s fixed charge coverage ratio before taking into account standardized corporate overhead expense. Fixed charge coverage is defined as the ratio of (i) the unit’s EBITDAR, less corporate overhead expense based on industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. Based on annualized base rent. Four Corners classifies investment grade tenants as a tenant with at least one investment grade rating from Moody’s, S&P or Fitch, in line with industry practices. Includes retail, restaurant, healthcare, and movie theatre properties. EBITDAR Coverage (1) % Investment Grade Tenants (2) Weighted Average Lease Term (2) % Retail Properties (In years) Peer Average: 2.7x Peer Average: 78% Peer Average: 46% Peer Average: 12 yrs (3)

Business Plan and Diversification Strategy Four Corners has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification through external growth Harvest organic cash flow growth from initial portfolio of triple-net leases Individual leases allow for maximum flexibility in resetting rent levels and laddering expiration dates Built-in 1.5% rent escalators and fair market value adjustments provide organic growth Capitalize on robust market opportunity in the highly-fragmented restaurant real estate industry with a trend towards “asset-light” business model for operators “Sharpshooter” advantage as the only REIT specializing in restaurant real estate with in-house operations team Acquire additional complementary real estate assets to diversify tenant base Develop new tenant relationships Finance franchisee expansion Maintain conservative and flexible balance sheet Low leveraged balance sheet with substantial liquidity to support growth and diversification strategy Unencumbered properties allows for efficient purchases and sales Conservative payout ratio UPREIT structure provides opportunity to use OP units as acquisition currency Achieve accretive growth and diversification through active capital recycling

Numerous paths to diversification Sale-leasebacks with other third-party restaurant operators including ability to issue OP units to sellers Acquisitions or asset swaps in the 1031 exchange market Acquisitions of triple-net lease properties or portfolios from other real estate owners Capital investment financing for development or redevelopment projects for existing and future tenants Strategic partner and capital provider to facilitate consolidation in highly fragmented restaurant industry Complementary acquisitions of properties in related “food service” industries, leased on a triple-net basis Four Corners is committed to diversification by capitalizing on the numerous entry points within the highly fragmented restaurant real estate industry

SUMMARY Pro FORMA financial metrics Summary Pro Forma Financial Metrics ($mm, except percentage and per share figures) Annualized Current Portfolio (1) Value per Fully Diluted Share (2) Rental income (cash) $94.4 General & administrative expenses (3) (10.3) Real estate operating costs 0.0 Cash EBITDA $84.1 Interest expense (4) (15.1) Straight-line rental revenue 10.4 FFO $79.4 $1.32 Less Straight-line rental revenue (10.4) Plus non-cash amortization of deferred financing costs 1.6 Less capital expenditures 0.0 AFFO $70.6 $1.18 Dividend $58.2 $0.97 Payout 82% Memo: After-tax impact of Kerrow Holdings (5) $0.6 $0.01 Annualized metrics are used for illustrative purposes only, are not forecasts and may not reflect actual results, which may vary to a material extent. Based on 59.8 million shares outstanding plus 0.1 million of restricted stock unit and restricted stock grants made to the Company’s directors and management. Non-cash stock-based compensation and acquisition costs are not included in these estimated amounts. Includes non-cash interest. Not included in the real estate financial metrics above. ___________________________

FLEXIBLE CAPITAL STRUCTURE Poised for Growth Capitalization Leverage Relative to Net Lease Peers (2) Four Corners has low leverage and substantial liquidity to support its growth and diversification strategy Fully Diluted Shares Outstanding (1) 60.0 Share Price as of March 30, 2016 $18.25 Equity Market Capitalization $1,095 Debt $350 Million Revolver, due 2019 $0 $400 Million Term Loan A, due 2020 400 Total Debt $400 Less: Operating cash and equivalents (10) Net Debt $390 Enterprise Value $1,485 Liquidity / Leverage / Coverage Liquidity (Operating Cash + Undrawn Capacity) $360 Net Debt / Enterprise Value 24.2% Net Debt / Cash EBITDA 4.6x Fixed Charge Coverage 6.2x (In millions) ___________________________ Based on 59.8 million shares outstanding plus 0.1 million of restricted stock unit and restricted stock grants made to the Four Corners’ directors and management. Based on Company filings as of 9/30/2015 pro forma for subsequent financing events.

SUMMARY CREDIT STRENGTHS


Olive Garden

LONGHORN
STEAKHOUSE

Seasons 52


High Quality Portfolio Diversified by Geography and Brand

- Well-located assets diversified geographically across 44 states in the U.S.
- Property-level revenue approximately 50% above casual dining peers
- Success in recent one-off sale leasebacks of Olive Garden and LongHorn-brand stores at strong valuations; properties are valuable and liquid


Olive Garden

Strong and Stable Cash Flow

- Individual long-term, triple-net lease structure with corporate guarantee
- Average lease structure
  - 15-year average initial lease term with no lease less than 12 years
  - Annual escalators of 1.5%
- Stable tenant with 100% occupancy
- Best-in-class EBITDAR coverage and appropriate market rents


LONGHORN
STEAKHOUSE

Investment Grade Tenant

- Darden is rated Ba1/BBB-/BBB-, representing an investment grade profile
- Darden has low indebtedness with no debt maturities until 2035
- EBITDAR coverage above 4.2x on leases with no single property below 2.7x



Attractive Financial Profile

- Leverage of approximately 4.6x Net Debt / Cash EBITDA
- 100% unencumbered asset base
- Substantial liquidity with cash on balance sheet and a $350mm fully undrawn revolver
- Strong dividend coverage with conservative CAD payout ratio of ~80%



Experienced Management Team

- Highly regarded leadership with extensive retail net lease and public market REIT experience
- Board with significant relevant experience and a strong track record
- Best-in-class corporate governance



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FOUR CORNERS PROPERTY TRUST

STRONG CORPORATE GOVERNANCE


Olive Garden
LONGHORN

The Company has an experienced, independent board and corporate governance practices in line with best-in-class REIT standards

- Majority independent directors
- Annual elections of all board members
- No stockholder rights plan [(1)]
- Opt out of Maryland anti-takeover provisions

"Four Corners has implemented good governance practices, i.e., opting of out of MUTA, and would likely show well using Green Street's scoring methodology." – ***Green Street Advisors, December 2015***

"From a governance perspective, the company is clean as a whistle: no poison pill, opted out of all Maryland anti-takeover provisions, and a declassified board of directors that is predominantly independent." – ***FCPT shareholder letter to its investors, January 2016***

Board of Directors



John Moody, *Chairman*
- Lead Independent Director of Potlatch Corporation (NASDAQ: PCH)
- Director of Huron Consulting Group (NASDAQ: HURN)
- President and CEO of Cornerstone Properties, 1991 – 2000
- President of Marsh & McLennan Real Estate Advisors, Inc, 2001 – 2004



William Lenehan, *Director*
- President and CEO of Four Corners
- Former CEO of Granite REIT
- Investment professional at Farallon Management from 2001 – 2011



Doug Hansen, *Director, Investment committee chair*
- Founder and President of Redwood Trust, Inc. (NYSE: RWT), 1994 – 2008
- Vice Chairman of Redwood Trust, 2008 – Present



Marran Ogilvie, *Director, Governance committee chair*
- Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration since 2008
- Director of Seventy Seven Energy Inc. (NYSE: SSE), 2014 – Present
- Director of Zais Financial Corporation (NYSE: ZFS), 2013 – Present



Paul Szurek, *Director, Audit committee chair*
- Lead Independent Director of CoreSite Realty Corp. (NYSE: COR), 2010 – Present
- CFO of Biltmore Farms LLC., 2003 - Present

1. *Four Corners' charter will contain certain restrictions relating to the ownership and transfer of its stock, including a provision generally restricting shareholders from owning more than 9.8% in value or in number of the outstanding shares of Four Corners' common stock (whichever is more restrictive).*

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FOUR CORNERS PROPERTY TRUST

Well-located high-quality assets, diversified by geography and brand KEY INVESTMENT Highlights Long-term, triple-net lease structure provides stable cash flow with embedded rent growth Investment grade tenant with best in class EBITDAR coverage and appropriate rents Strong balance sheet with low leverage and capacity to support growth and diversification strategy Highly regarded leadership with extensive retail net lease and public REIT experience Significant external growth potential in fragmented restaurant real estate sector 2016 announced annual dividend of $0.97 per share, a CAD payout of ~80%

Company Overview Question and Answer

Company Overview Appendix

Case study: Olive garden (Ontario, CA) Located within the Los Angeles MSA Immediate proximity to the Interstate 15 and Interstate 10 Interchange (463,000 VPD) Outparcel to the Ontario Mills, a 1.4 million SF outlet mall that features AMC Theatres, Burlington Coat Factory, Dave & Busters, Sports Authority, Q Outlet and Marshalls Ontario Mills is jointly owned and managed by Simon Property Group GSA Mall Quality Rating: “A” Mall Sales / S.F of $590 vs. MSA Average of $531 Approximately three miles from the LA/Ontario International Airport Strong rent-to-sales ratio Attractive demographics with 270K people living within a 5-mile radius Key Statistics Property Highlights

CASE STUDY: LONGHORN STEAKHOUSE (HANOVER, MD)


Olive Garden
LONGHORN
STEAKHOUSE
Seasons 52
Bahama Breeze


LONGHORN
STEAKHOUSE
ARUNDEL MILLS
100
PAUL T PITCHER MEMORIAL HIGHWAY (80,000 VPD)
Burlington
TJ maxx
BEST BUY
BED BATH & BEYOND
CINEMARK
Hampton Inn
Hilton Garden Inn
COSTCO WHOLESALE
Walmart
Residence Inn Marriott
MARYLAND
Live!
CASINO
Bank of America
SPRINGHILL SUITES Marriott
aloft
ARUNDEL MILLS BLVD
JARED
STAPLES
Michaels
PETSMART
hhgregg
SAFEWAY
N

Property Highlights

- Trophy property located within the Baltimore-Washington MSA
- Outparcel to the Arundel Mills Outlet Mall, Maryland Live! Casino, a Walmart and a Costco
  - Arundel Mills is majority owned and managed by Simon Property Group
  - GSA Mall Quality Rating: "A"
  - Mall Sales / S.F of $605 vs. MSA Average of $403
- ~5 miles from the Baltimore/Washington International Thurgood Marshall Airport
- Recently constructed building (2011)
- Strong rent-to-sales ratio
- Attractive demographics with 121K people living within a 5-mile radius
- Olive Garden next door with similar lease terms recently sold at attractive levels

Key Statistics

Restaurant Brand	LongHorn Steakhouse
Location	Hanover, MD
MSA	Baltimore
SF	5,695
Year Built	2011
Annual Escalators	1.5%
Demographics (3-mile)	
Total Population	49K
Median Household Income	$88K

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FOUR CORNERS PROPERTY TRUST

Case study: Olive garden (Stone Creek, OH) Located within the Cincinnati MSA Immediate proximity to Interstate 275 (70,000 VPD) and Colerain Avenue exchange (38,000 VPD) Proximity to Bed Bath & Beyond, Regal Cinemas Target and TJ Maxx Strong rent-to-sales ratio Attractive demographics with 48K people living within a 3-mile radius Key Statistics Property Highlights

Case study: Bahama Breeze (SUNRISE, FL) Trophy property located within the Miami / Ft. Lauderdale MSA Immediate proximity to the Sawgrass Expressway (72,000 VPD) Outparcel to Sawgrass Mills, a 2.2 million SF outlet mall owned by Simon Property Group featuring Bloomingdales, Nordstrom Rack, Regal Cinemas, Saks Off 5th and Target Proximity to BB&T Center, home of the Florida Panthers Strong rent-to-sales ratio Attractive demographics with 863K people living within a 10-mile radius Median household income within a 10-mile radius of $71K Key Statistics Property Highlights

Case study: sT. Johns town center (Jacksonville, FL) Bahama Breeze Key Statistics Season 52 Key Statistics Key Highlights Trophy properties located within the Jacksonville MSA Immediate proximity to the Interstate 295 (77,000 VPD) and J Turner Butler Boulevard (95,000 VPD) Outparcel to St. Johns Town Center, a 1.4 million SF open air lifestyle center partially owned and managed by Simon Property Group Anchor tenants including: Dick’s Sporting Goods, Dillard’s, DSW, Nordstrom, Ross Dress for Less, Staples and Target Luxury tenants include Apple, Lacoste, Louis Vutton, Michael Kors and Tiffany & Company Strong rent-to-sales ratio Attractive demographics with 515K people living within a 10-mile radius Median household income within a 10-mile radius of $73K

Case study: longhorn steakhouse (Orlando, fl) Key Statistics Located within Greater Orlando MSA Immediate proximity to Florida State Route 408 (78,000 VPD) and North Alafaya Road (51,000 VPD) Recently remodeled structure (2009) Strong rent-to-sales ratio Proximity to Bed Bath & Beyond, Regal Cinemas Target and TJ Maxx Attractive demographics with 93K people living within a 3-mile radius Property Highlights